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                                                                    Exhibit 3.14

                       CERTIFICATE OF LIMITED PARTNERSHIP

1.______________________________________________________________________________
 (Name of Limited Partnership; must contain a suffix such as "Limited", "Ltd.", or "Limited Partnership")

2.______________________________________________________________________________
                   (Business address of Limited Partnership)

3.______________________________________________________________________________
                (Name of Registered Agent for Service of Process)

4.______________________________________________________________________________
                  (Florida street address for Registered Agent)

5.______________________________________________________________________________
 (Registered Agent must sign here to accept designation as Registered Agent for Service of Process)

6.______________________________________________________________________________
                  (Mailing Address of the Limited Partnership)

7.    The latest date upon which the Limited Partnership is to be dissolved is:
      __________________________

8.    Name(s) of general partner(s):

________________________________                ________________________________

________________________________                ________________________________

________________________________                ________________________________

________________________________                ________________________________

Under penalties of perjury I (we) declare that I (we) have read the foregoing and know the contents thereof and that the facts stated herein are true and correct

Signed this___________day of _____________________________________, _________.

Signature of all general partners:


________________________________                ________________________________
         General Partner                                General Partner

________________________________                ________________________________
         General Partner                                General Partner

________________________________                ________________________________
         General Partner                                General Partner

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                       AFFIDAVIT OF CAPITAL CONTRIBUTIONS
                         FOR FLORIDA LIMITED PARTNERSHIP





The undersigned constituting all of the general partners of ___________________ _______________________________________________________________________________,
a Florida Limited Partnership, certify:





The amount of capital contributions to date of the limited partners is $_______.

The total amount contributed and anticipated to be contributed by the limited partners at this time totals $____________________.

Signed this _________ day of __________________________________, ________.

FURTHER AFFIANT SAYETH NOT.

Under the penalties of perjury I (we) declare that I (we) have read the foregoing and know the contents thereof and that the facts stated herein are true and correct.



________________________________                ________________________________
         General Partner                                General Partner

________________________________                ________________________________
         General Partner                                General Partner

________________________________                ________________________________
         General Partner                                General Partner